                                                                   EXHIBIT 10.23


                                  Exhibit A



                                 [FLOOR PLAN]

                                  Exhibit B

                                 [FLOOR PLAN]

                 Greenville-Spartanburg Airport Use Agreement

                        SCHEDULE OF M&O RESPONSIBILITY

                                      Exclusive Space                                       Preferential Space       Joint Use Space
               -------------------------------------------------------------------     ----------------------------  ---------------
               Ticket    Back      BMU     Bag Serv.    L/Lvl       U/Lvl    VIP       Departure Loading   A/C Park   Bag     Tug
               Counter  Office   Enclosed   Office    Ops. Space  Ofc. Space Rooms      Lobbies  Bridges     Pos.    Claim   Drives
               -------  ------   --------  ---------  ----------  ---------- -----     --------- -------   --------  -----   ------
HVAC
  Supply       Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor      NA        NA      Lessor    NA
  Maint.       Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor      NA        NA      Lessor    NA
BLDG MAINT.
 & REPAIR
  Structure
    /roof      Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor    Lessor      NA      Lessor  Lessor
  Exterior     Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor    Lessor      NA      Lessor  Lessor
  Windows        NA       NA       NA      Lessor-R   Lessor-R    Lessor-R   Lessor-R  Lessor      L-R       NA      Lessor    NA
  Doors        Lessor-R Lessor-R Lessor-R  Lessor-R   Lessor-R    Lessor-R   Lessor-R  Lessor    Lessor-R    NA      Lessor    NA
  Interiors    Lessee   Lessee   Lessee    Lessee     Lessee      Lessee     Lessee    Lessee    Lessor-R    NA      Lessor    NA
  Plumbing     Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor      NA        NA      Lessor    NA
  Sewer Sys.   Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor      NA        NA      Lessor  Lessor
  Sewer Chg.   Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor      NA      Lessor    Lessor  Lessor
ELECTRICAL
  Relamp &
    Bal.       Lessor   Lessor-R Lessor-R  Lessor-R   Lessor-R    Lessor-R   Lessor-R  Lessor    Lessor-R    NA      Lessor  Lessor
  Ceil.Fix
    /Recpt.    Lessor   Lessor-R Lessor-R  Lessor-R   Lessor-R    Lessor-R   Lessor-R  Lessor    Lessor-R    NA      Lessor  Lessor
  Other        Lessor   Lessor-R Lessor-R  Lessor-R   Lessor-R    Lessor-R   Lessor-R  Lessor    Lessor-R    NA      Lessor  Lessor
  Consumpt.    Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor    Lessor-R  Lessor    Lessor  Lessor
CONVEYORS      Lessor-R   NA     Lessor-R    NA         NA          NA         NA        NA        NA        NA      Lessor    NA
LDING BRDG
 MAINT. PWR      NA       NA       NA        NA         NA          NA         NA        NA      Lessor-R    NA        NA      NA
PAVING
  Fuel Spl.
     Rec.        NA       NA       NA        NA         NA          NA         NA        NA        NA      Lessor-R    NA    Lessor
  Sweep &
     Clean       NA       NA       NA        NA         NA          NA         NA        NA        NA      Lessee      NA    Lessor
  Snow/Ice
     Remove      NA       NA       NA        NA         NA          NA         NA        NA        NA      Lessor      NA    Lessor
  Striping       NA       NA       NA        NA         NA          NA         NA        NA        NA      Lessor-R    NA      NA
JANITORIAL     Lessee   Lessee   Lessee    Lessee     Lessee      Lessee     Lessee    Lessor    Lessor    Lessee    Lessor    NA
WINDOW WASHING   NA       NA       NA      Lessee     Lessee      Lessee     Lessee    Lessor      NA        NA      Lessor    NA
TRITURATOR
  Maint.         NA       NA       NA        NA         NA          NA         NA        NA        NA      Lessor-R    NA      NA
  Opertn.        NA       NA       NA        NA         NA          NA         NA        NA        NA      Lessee      NA      NA
WATER SUPPLY   Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor      NA      Lessor    Lessor  Lessor
WATER CONSUMP. Lessor   Lessor   Lessor    Lessor     Lessor      Lessor     Lessor    Lessor      NA      Lessor    Lessor  Lessor
STORM SEWER
 CONN.           NA       NA       NA        NA         NA          NA         NA        NA        NA      Lessor      NA      NA
STORM SEWER
 CHG.            NA       NA       NA        NA         NA          NA         NA        NA        NA      Lessor      NA      NA

NOTES:  Lessor = cost and expense                     Lessee = cost and expense
        to be borne by Lessor and                     to be borne by Lessee
        included in rent.

        Lessor-R = cost and expense                   NA = Not Applicable
        to be borne by Lessor and
        reimbursed by Lessee.


                                   Exhibit D
                             M&O Responsibilities

                           SCHEDULE OF RENTAL RATES


EXCLUSIVE AND PREFERENTIAL USE SPACE:
-------------------------------------

Ticket Counter                              $   44.97   psfpa
                                            ---------

Ticket Office                               $   44.97   psfpa
                                            ---------

Baggage Make Up                             $   44.97   psfpa
                                            ---------

Passenger Hold Room                         $   44.97   psfpa
                                            ---------

Bag Service Office                          N/A         psfpa
                                            ---------

Operations Office                           N/A         psfpa
                                            ---------

Passenger Loading Bridges                   $  35,653   per year each
                                            -------------------------

Boarding Bridge Monthly M&O                 $   65.00   per month
                                            ---------

JOINT USE SPACE:
----------------

Baggage Claim Area                          $   22.48   psfpa
                                            ---------

Tug Drive                                   $   22.48   psfpa
                                            ---------

Curbside Check-In                           $4,700.04   per annum
                                            ---------






                                  Exhibit C

                                   Exhibit E



                                 [FLOOR PLAN]